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                                AGREEMENT OF SALE

     THIS AGREEMENT OF SALE (this "Agreement") is made as of this 7th day of November, 2002, between AP Properties of Mississippi, Inc., a Mississippi corporation, having its office at 2355 South Arlington Heights Road, Suite 400, Arlington Heights, Illinois 60005 (hereinafter referred to as "Seller"), and MPH Investments of Mississippi, Inc., a Mississippi corporation (hereinafter referred to as "Buyer").

                                    RECITALS:

     A. Seller is the leasehold tenant of a certain parcel of real estate located at 1350 Warrenton Road, in the City of Vicksburg, Warren County, State of Mississippi, commonly known as the AmeriHost Inn & Suites Rainbow Hotel Casino - Vicksburg, Mississippi, and more particularly described on Exhibit A attached hereto (the "Land").

     B. Seller maintains its leasehold interest in the Land pursuant to a Ground Lease dated June 21, 1994, as amended (the "Ground Lease").

     C. The Land is improved with a hotel building containing approximately 89 guest rooms and related facilities which Seller has constructed (the "Improvements") and of which Seller retains ownership during the term of the Ground Lease.

     D. Seller operates the Improvements and the related assets described below as a hotel (the "Hotel").

     E. Seller has agreed to sell and assign, or cause to be sold and assigned, to Buyer, and Buyer has agreed to purchase and take from Seller, the Hotel and the leasehold interest in the Ground Lease, together with: (i) all of Seller's interest in all appliances, apparatus, furniture, furnishings, fixtures, equipment, machinery, fittings, working supplies, building supplies, maintenance and repair supplies, tools, inventory, towels, wash cloths, beds, sheets, pillow cases, bed spreads, blankets, television sets, radios and articles of personal property owned by Seller and used in connection with the occupancy and operation of the Hotel (the "Tangible Personal Property"); (ii) all deposits taken from any guests, groups, conventions or others, and any other amounts prepaid in connection with services to be rendered on or after the Closing Date (as hereinafter defined) now in the possession of Seller or hereinafter received by Seller in connection with the running and operation of the Hotel (the "Reservation Deposits"); (iii) all of Seller's interest in all contracts or agreements and/or leases for the furnishing of maintenance, repairs, supplies, equipment or other services to the Property (as hereinafter defined), which have a term expiring after the Closing Date, including Seller's interest in all transferable telephone numbers (the "Service Contracts"), a current list of the Service Contracts is included herein as Exhibit B attached hereto, which shall be updated through the Closing Date; (iv) to the extent assignable, all of Seller's interest in all building and other permits, certificates, licenses (except current franchise license agreement with AmeriHost Franchise Systems, Inc.), authorizations and approvals granted in connection with the Property (the "Licenses and Permits"); (v) all guest and customer lists for the Hotel owned by, and in possession of, Seller (the "Guest and Customer Lists"); (vi) all right, title and interest in any other leases encumbering or affecting the Property


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(the "Leases"); and (vii) all promotional advertising literature and materials, catalogs, booklets, stationery and manuals ("Promotional Material").

     F. The Ground Lease, the Improvements, the Hotel, the Tangible Personal Property, the Reservation Deposits, the Service Contracts, the Licenses and Permits, the Guest and Customer Lists, the Leases and the Promotional Material are sometimes referred to herein, collectively, as the "Property."

     G. Simultaneous with the execution of this Agreement, Freeport IL 899, LLC (the "Freeport Seller"), a wholly-owned subsidiary of Arlington Hospitality, Inc. ("AHI"), has contracted to sell the hotel owned by it in Freeport, Illinois (the "Freeport Hotel") to MPH Investments of Illinois, Inc. (the "Freeport Buyer"); as noted below, the sale of the Property called for herein is contingent upon: (i) the Freeport Seller's simultaneous sale of the Freeport Hotel in accordance with the aforesaid agreement; and (ii) the closing of the transactions contemplated in that certain "Omnibus Agreement" of even date herewith between AHI and Michael P. Holtz.

     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, and intending to be legally bound hereby, Seller and Buyer covenant and agree as follows:

     1. Purchase and Sale. Seller, on the Closing Date, shall sell, grant, convey, assign, transfer and deliver the Property to Buyer, and Buyer agrees to purchase, acquire and accept the Property from Seller. Seller shall (i) convey Seller's interest in the Improvements by Special Warranty Deed, and (ii) assign Seller's interest in the Ground Lease by an Assignment and Assumption of Ground Lease; each of which shall be subject to the deed restrictions attached hereto as Exhibit C, easements, covenants, conditions, restrictions and other matters of record as of the Closing Date, which will not materially adversely affect Buyer's use of the Property as a hotel, and the terms, provisions and conditions of the Ground Lease (collectively the "Permitted Exceptions").

     2. Consideration. Buyer will purchase the Property and pay therefor the sum (the "Purchase Price") of Four Hundred Sixty-Eight Thousand, Eighty Hundred Fifty and No/100 Dollars ($468,850.00) plus the amount of the first mortgage on the Property due at Closing in lawful currency of the United States of America, in cash or by cashier's or certified check, or by federal funds wire, subject to closing apportionment adjustments as hereinafter set forth, payable on the Closing Date.

     3. Documents and Deliveries at Closing by Seller. Within thirty (30) days after the Effective Date (as hereinafter defined) of this Agreement, Seller shall provide to Buyer a commitment for leasehold title insurance (the "Title Commitment") issued by the Escrow Agent with respect to the Ground Lease and the Improvements. In the event that the Title Commitment sets forth exceptions (the "Unpermitted Exceptions") other than the Permitted Exceptions, Buyer shall notify Seller in writing of the Unpermitted Exceptions within ten (10) days after Buyer's receipt of the Title Commitment. Seller shall have until the Closing Date to either remove the Unpermitted Exceptions or arrange for the issuance by the Escrow Agent of an endorsement to the owner's policy to be issued to Buyer at the Closing insuring Buyer against any loss or


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damage Buyer might incur as a result of the existence of any Unpermitted
Exception which Seller cannot otherwise cause to be removed prior to the Closing Date. If any Unpermitted Exception over which such an endorsement has not been so issued remains unremoved as of the Closing Date, Buyer may terminate this Agreement and this Agreement shall become null and void, without further liability of either party to the other, except as otherwise expressly set forth herein. In the event that Buyer does not notify Seller in writing of any Unpermitted Exceptions within ten (10) days after Buyer's receipt of the Title Commitment, then Buyer shall be deemed to have waived any right it otherwise would have had to object to any Unpermitted Exceptions, and shall accept title to the Property at the Closing subject to such Unpermitted Exceptions.

     At the time and place of the Closing, upon payment in full of the Purchase Price and satisfaction of all of Buyer's obligations under this Agreement, Seller shall:

          (a) Convey and deliver title to the Improvements by Special Warranty Deed subject to the Permitted Exceptions.

          (b) Assign and deliver to Buyer all of Seller's interest in the Ground Lease subject to Permitted Exceptions by an Assignment and Assumption of Ground Lease, whereby Buyer assumes all obligations of Seller thereunder from and after the Closing Date; Buyer shall also cause the Ground Lease lessor to deliver a full release without recourse or other liability to Arlington Hospitality, Inc., f/k/a AmeriHost Properties, Inc. ("Guarantor") of its guarantee of Seller's obligations under the Ground Lease.

          (c) Assign and deliver to Buyer all of Seller's interest in the Reservation Deposits, the Tangible Personal Property (to the extent assignable), the Licenses and Permits and the Guest and Customer Lists by a Bill of Sale, provided Buyer agrees that, from and after the Closing Date, it will assume all of the obligations of Seller thereunder.

          (d) Assign and deliver to Buyer all of Seller's interest in the Service Contracts (to the extent assignable), by an Assignment and Assumption Agreement, whereby Buyer assumes the obligations thereof from and after the Closing Date. Seller shall be responsible for all obligations owing prior to Closing. Seller, as of the Closing Date, shall terminate the existing management contract for the Property.

          (e) Deliver to Buyer, if available, copies of the Licenses and Permits and the Service Contracts.

          (f) Assign and deliver to Buyer all of Seller's interest in any other Leases affecting the Property (to the extent assignable), by an Assignment and Assumption of Leases, whereby Buyer assumes the obligations thereof from and after the Closing Date.

          (g) Deliver to Buyer an affidavit originally executed by Seller to the effect that Seller is not a foreign person for purposes of 26 U.S.C. 1445
     (b) (2).

          (h) Terminate the employment of all of its employees at the Property. Upon completion of the Due Diligence Period (as hereinafter defined), Seller will provide notice to all of its employees of the impending sale. Seller shall provide the employees an opportunity to submit applications for employment with Buyer, and Buyer may


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     discuss employment opportunities with the employees, provided that a representative of Seller is present during all communications with employees of Seller.

          (i) Deliver to Buyer possession of the Property pursuant to the terms of the Ground Lease, as modified to release Seller and AHI from all liability thereunder.

     The documents described in this Section 3 are hereinafter collectively referred to as the "Seller's Closing Documents."

     4. Documents and Deliveries at Closing by Buyer. At the time and place of Closing, Buyer shall execute and deliver to:

          (a) Seller: (i) all such documents as may be necessary to effect an assumption by Buyer, and the consent of all relevant third parties thereto, if applicable, from and after the Closing Date, of all obligations of Seller under the Ground Lease, the Service Contracts, the Licenses and Permits and the Leases, all obligations with respect to the Reservation Deposits, and all other obligations or liabilities of Seller or the Property to be assumed by Buyer pursuant to the terms of this Agreement from and after the Closing Date, and (ii) a certified copy of a resolution of the controlling body of Buyer (in the event that Buyer is not an individual) authorizing Buyer to consummate the subject transaction upon the terms and conditions herein contained;

          (b) Documentation in form and content satisfactory to Seller establishing that effective as of the Closing Date: (i) Seller and Guarantor shall be released by the Ground Lease lessor from all of their respective obligations under the Ground Lease and guarantee of tenant's obligations under the Ground Lease accruing on or following the Closing Date; and (ii) Seller, together with any guarantor of Seller's obligations, shall be released by the holder of the first mortgage on the Property from all obligations under the note, mortgage and other documentation associated with the loan secured by the first mortgage on the Property;

          (c) AmeriHost Franchise Systems, Inc. ("AFSI"), or to Seller as AFSI's franchise document repository, all such documents as may be necessary to
     (i) effect a release of Seller and Guarantor by AFSI from any and all further liabilities and obligations under any franchise agreement between Seller and AFSI with respect to the Property and any guarantee thereof, and
     (ii) induce AFSI to enter into a franchise agreement granting to Buyer an exclusive license to operate the Property as an AmeriHost Inn(R) hotel within a specified territory, the form of which documents shall be agreed upon by AFSI and Buyer prior to the expiration of the Due Diligence Period, including, without limitation, payment to AFSI of a non-refundable application fee of One Thousand and No/100 Dollars ($1,000.00), an initial franchise fee of One Thousand and No/100 Dollars ($1,000.00), and issuance of a certificate of insurance meeting AFSI coverage requirements. In the event AFSI and Buyer cannot agree upon the form of the documents during the Due Diligence Period, Buyer at its sole discretion and upon written notice to Seller on or before expiration of the Due Diligence Period, may terminate this Agreement, whereupon the Escrow Agent shall return the Deposit and all interest earned thereon, but not the Non-refundable Deposit, to Buyer, and this Agreement shall become null and void, without further liability of either party to the other, except as otherwise expressly set forth herein. If Buyer fails to notify Seller of its termination of this Agreement as set forth above, then Buyer shall be deemed to have waived its right of termination under this paragraph, whereupon the full amount of the Deposit shall be released to Seller upon Escrow Agent's receipt of unilateral written notice by Seller;

          (d) An indemnification agreement by Buyer and Michael P. Holtz in the form attached as Exhibit D, whereby they agree to indemnify and hold harmless AHI from certain losses they may incur with AFSI in the event the Property ceases to be operated under the AFSI system during the seven (7) year period following the Closing Date; and

          (e) A participation agreement in the form attached hereto as Exhibit E.

     The documents described in this Section 4 are hereinafter collectively referred to as the "Buyer's Closing Documents." The Seller's Closing Documents and the Buyer's Closing Documents are sometimes referred to herein, collectively, as the "Closing Documents."

     5. Closing Expenses. Seller shall be responsible for Seller's and up to $5,000 of Buyer's attorneys' fees (and to the extent less than $5000, Seller shall apply such difference to any of the Freeport Buyer's attorneys fees not being paid by the Freeport Seller), the deed recording fees and the full cost of any leasehold owner's title insurance policy, excluding extended coverage and endorsements. Buyer shall be responsible for any survey expenses, any costs and expenses attendant to the investigation into any environmental conditions on or about the Property, the full cost of any lender's leasehold title insurance policy, including costs for extended coverage and/or endorsements to the owner's leasehold title insurance policy, and all costs, fees, taxes and other charges associated with any financing obtained by Buyer to finance the acquisition of, or improvements to, the Property. All real estate transfer taxes (i.e., the State and local recording taxes, including the State and County transfer taxes and the revenue stamps) shall be paid by the party designated in the transfer tax statue or ordinance, and if not so designated then by Buyer. Escrow fees and document preparation fees or any title insurance company fees for the use of the title company's offices for the Closing shall be borne equally by the parties. Except as provided elsewhere in this Agreement, all other costs in connection with the Closing shall be paid by the party incurring such cost.

     6. Conditions to Obligations of Buyer. The obligations of Buyer to perform Buyer's obligations under this Agreement are, and shall be subject to, the satisfaction of each of the following conditions at or prior to the Closing:

          (a) Seller shall have executed, acknowledged (where applicable) and delivered the Seller's Closing Documents to be executed and delivered by Seller, and Seller shall have delivered to Buyer all of the agreements, documents and other items required under this Agreement.

          (b) All of the representations and warranties of Seller contained in this Agreement shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date.


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          (c) Seller shall have performed, observed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, observed and complied with on its part prior to or as of the Closing.

     7. Conditions to Obligations of Seller. The obligations of Seller to perform Seller's obligations under this Agreement are, and shall be subject to, the satisfaction of each of the following conditions at or prior to the Closing:

          (a) Buyer shall have executed, acknowledged (where applicable) and delivered the Buyer's Closing Documents to be executed and delivered by Buyer, and Buyer shall have delivered to Seller all of the agreements, documents and other items required under this Agreement. The Ground Lease and all Leases and Service Contracts affecting the Property will be assumed by Buyer from and after the Closing Date. In particular, with respect to:
     (i) AFSI franchise documents, Buyer shall have executed and delivered all required franchise documents to AFSI, or to Seller as AFSI's franchise document repository, one week prior to the Closing Date (except for a copy of the deed which shall be provided to AFSI immediately after the Closing) and AFSI shall have countersigned said documents so that effective on the Closing Date, Buyer shall become a franchisee of AFSI with respect to the Property; (ii) the first mortgage loan on the Property, Buyer shall either have obtained new financing sufficient to pay off the loan in full or a duly executed release in form and substance satisfactory to Seller releasing Seller and AHI, as guarantor of said loan, from all liability under said loan; and (iii) the Ground Lease, Buyer shall have obtained a full release of Seller and Guarantor by the Ground Lease lessor, in recordable form, releasing Seller and Guarantor from all liability under the Ground Lease.

          (b) All of the representations and warranties of Buyer contained in this Agreement shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date.

          (c) Buyer shall have performed, observed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, observed and complied with on its part prior to or as of the Closing.

          (d) Seller shall have been released from any and all further liabilities and obligations under and any franchise agreement between Seller and AFSI with respect to the Property, including, without limitation, any termination fee(s) required to be paid in connection with such release.

          (e) The simultaneous closing of the sale of the Freeport Hotel from the Freeport Seller to the Freeport Buyer.

          (f) The appraised value of the Property and the Freeport Hotel collectively, pursuant to an appraisal to be conducted by Cushman & Wakefield after the date of this Agreement but prior to the Closing Date, shall not exceed the purchase price of the Property and the Freeport Property, collectively.


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

     8. Casualty to Property. Seller shall maintain comprehensive insurance coverage of the Property until the Closing. Promptly after the occurrence of any fire or other casualty affecting the Property or any portion thereof occurring between the Effective Date and the Closing Date (a "Casualty"), Seller shall give Buyer written notice thereof (a "Casualty Notice"), which Casualty Notice shall state the type, location and amount of damage to the Property.

     If, prior to the Closing, such a Casualty shall occur and the cost to complete repairs of such Casualty shall equal $500,000 or more, then, in any such event, either party, at its sole option, may terminate this Agreement by written notice to the other (a "Casualty Termination Notice"), within ten (10) days after Buyer has received the Casualty Notice; provided, however, that if the Closing is scheduled for a date which is less than ten (10) days after Buyer's receipt of the Casualty Notice the Closing shall be adjourned until ten
(10) days after Buyer's receipt of the Casualty Notice; and provided, further, however, that Seller shall have the sole option to terminate this Agreement, if the insurance proceeds payable to Seller on account of such Casualty would exceed the Purchase Price, in which event the Deposit and all interest earned thereon and the Non-refundable Deposit shall be returned to Buyer, this Agreement shall become null and void without further liability of either party to the other, except as otherwise expressly set forth herein (other than the obligation of Buyer to keep confidential all documents and other materials furnished to Buyer pursuant to the transaction contemplated by this Agreement). If neither Buyer nor Seller elect to terminate this Agreement, then the Closing shall take place as provided herein, without credit to the Purchase Price.

     9. Condemnation. In the event of any taking of all or any part of the Property by eminent domain proceedings, or the commencement of any such proceedings from the Effective Date to the Closing Date, Seller promptly shall give Buyer written notice of such proceeding stating the amount, type and location of such taking or proposed taking and Buyer shall proceed as follows:

          (a) Should all of the Property, or a portion of the Property which materially interferes with the present use thereof, be condemned, Buyer shall be permitted to terminate this Agreement by written notice to that effect to Seller on or before the date fixed for the Closing, and the Deposit and all interest earned thereon and the Non-refundable Deposit shall be returned to Buyer. Thereafter, this Agreement shall become null and void without further liability of either party to the other, except as otherwise expressly set forth herein (other than the obligation of Buyer to keep confidential all documents and other materials furnished to Buyer pursuant to the transaction contemplated by this Agreement).

          (b) If only a portion of the Property is condemned, which would not materially interfere with the present use thereof, Buyer will be liable and obligated to take title to the remaining portion of the Property at the Purchase Price, in which event Seller shall assign to Buyer all of Seller's right, title and interest in and to any award resulting from such condemnation.

     10. Closing. Settlement of this transaction shall be held no later than February 17, 2003, at a location to be mutually agreed upon by Seller and Buyer, time being of the essence thereof; provided however, Buyer agrees to use its best efforts to consummate the Closing on or


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about December 11, 2002 and shall permit Seller and its representatives to contact Buyer's financing sources and to participate in conversations with them and Buyer for purposes of verifying that Buyer is using Buyer's best efforts in this regard. The settlement of this transaction and the date of such settlement are referred to herein, respectively, as the "Closing" and the "Closing Date." Seller and Buyer may mutually agree upon an earlier date for settlement of this transaction or fix another place for settlement of this transaction. Notwithstanding anything to the contrary contained in this Agreement, the Closing of this Agreement is contingent upon the simultaneous closing of the sale of the Freeport Hotel from the Freeport Seller to the Freeport Buyer.

     11. Apportionments and Additional Payments. The following apportionments and payments are to be made as of the Closing Date:

          (a) All taxes attributable to the Property, including, but not limited to, real estate taxes and personal property taxes, if any, shall be apportioned on the basis of the tax year (or other period for which assessed) whether due or payable. If the current year taxes are not available as of the Closing Date, the amounts from the last-issued tax bill shall be used. All tax refunds from prior years shall remain the property of Seller. If a refund is received for a period after the Closing, Buyer shall be entitled to the same, after deduction of any expenses incurred by Seller in order to obtain such refund. If a refund is received for a period prior to Closing, Seller shall be entitled to the same, after deduction of any expenses incurred by Buyer in order to obtain such refund. The parties agree to cooperate fully to assist each other in providing such information in their possession or control as may be necessary to assist in obtaining any such refunds. In no event shall Seller pay or be apportioned real estate taxes and personal property taxes attributable to the Property for any period after the Closing Date.

          (b) All assessments attributable to the Property, including, but not limited to, sewer rents, water charges, and all other municipal charges, if any, which have become a lien upon the Land or the Hotel, whether or not recorded at the Effective Date of this Agreement, shall be apportioned for the year in which the Closing occurs. In no event shall Seller pay or be apportioned assessments attributable to the Property for any period after the Closing Date.

          (c) All income of any type arising from the Hotel and the Service Contracts, including, but not limited to, commissions, shall be apportioned (except with respect to room rentals for the night preceding the Closing Date, which is covered by Section 11(f) below and vending machine monies, which is covered by Section 11(j) below).

          (d) Charges for the consumption of electricity, fuel oil on the Property, steam, gas, telephone services and other utility services, if any, shall be apportioned, unless final readings therefor can be established as of the Closing Date. Further, payments under the Service Contracts, the Leases and any other executory contracts assigned to Buyer will be apportioned.

          (e) At the Closing and, in addition to the Purchase Price, Buyer shall pay to Seller, in cash or by cashier's or certified check, or by Federal funds wire transfer a sum



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


     equivalent to all monies in house banks, petty cash and cash registers, which monies shall be counted jointly by representatives of Seller and Buyer. Seller shall notify accounts receivable of change of ownership and any address change of account processing.

          (f) The final night's room revenue (revenue from rooms occupied on the evening preceding the Closing Date), including any sales tax (the "Guest Ledger"), will be retained by Seller.

          (g) The fees for Licenses and Permits assigned hereby shall be apportioned.

          (h) Refundable deposits made by Seller under the Leases or other agreements transferred to Buyer hereunder shall be added to the cash portion of the Purchase Price, and Buyer shall thereupon acquire all of Seller's rights and obligations, if any, in and to such deposits.

          (i) All prepaid rents, room rental deposits, and all other deposits for advance reservations, banquets or future services shall be paid over to Buyer. Seller agrees to provide to Buyer at the Closing a then current list of all advance reservations, banquets or services for the period after the Closing Date (and to update said list thereafter). Seller agrees that any pricing for advanced reservations must be in accordance with past practices. Buyer agrees to provide rooms and services for persons and organizations who or which made advance reservations, and Buyer agrees to indemnify and hold harmless Seller against any claim brought against Seller as a result of Buyer's failure to honor any such reservations.

          (j) All vending machine monies received from the first opening of and collection from such machines subsequent to Closing shall be paid to Seller without apportionment.

     Except as herein otherwise provided, all apportionments provided for in this agreement shall be made as of 12:01 a.m. CT on the Closing Date and based upon the actual number of days in the period covered by the sum being apportioned.

     Closing adjustments and apportionments made pursuant to the foregoing provisions shall be determined jointly by representatives of Buyer and Seller tentatively at the Closing (or as otherwise set forth herein).

     12. Inspection of Property. From the Effective Date of this Agreement and continuing thereafter for a period of fifteen (15) days (the "Due Diligence Period"), Seller shall permit and, to the extent reasonably required by Buyer (but at no cost or expense to Seller), assist Buyer in the making of (a) a complete physical inspection of the Property, and (b) investigations of all financial data, records, insurance policies, utility bills, tax bills, Leases, contracts, Service Contracts and all documents or papers (including copies of recorded plats of the Property and copies of building plans for the improvements thereon) in the possession of Seller, its agents or other parties pertaining to the ownership, condition and operation of the Property. The costs and expenses of Buyer's review shall be borne solely by Buyer.


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

     If, at any time prior to the expiration of the Due Diligence Period, Buyer, in its sole and absolute discretion, determines that it is unwilling to proceed with this transaction for any reason whatsoever, then Buyer, at its sole discretion and upon written notice to Seller on or before the expiration of the Due Diligence Period, may terminate this Agreement, whereupon the Escrow Agent shall return the Deposit and all interest earned thereon, but not the Non-refundable Deposit, to Buyer, and this Agreement shall become null and void, without further liability of either party to the other, except as otherwise expressly set forth herein. Seller shall retain the Non-refundable Deposit. If Buyer fails to notify Seller of its termination of this Agreement as set forth above, then Buyer shall be deemed to have waived its right of termination under this paragraph, in which event Buyer shall accept title to the Property in its then "as-is" and "where-is" condition, subject to the representations and warranties of Seller expressly set forth herein.

     All information furnished by Seller to Buyer in accordance with this Agreement or obtained by Buyer in the course of its review or Closing preparation shall be treated as confidential information by Buyer and shall be returned to Seller. In addition, until the Closing has been consummated, Buyer will not, without Seller's written consent, disclose or discuss with any employee of Seller, or any other member of the staff of the Hotel, any of the following: (i) this Agreement or any of the terms hereof, (ii) the transaction contemplated by this Agreement, or (iii) any aspect of the Hotel's operations or finances. Furthermore, copies of all reports, engineering studies, analyses and other documents and information resulting from investigations under this paragraph by Buyer, or any of its employees, agents or representatives, also shall be treated as confidential information by Buyer (although Buyer need not deliver copies of the same to Seller). Buyer shall maintain a policy of comprehensive general liability insurance in order to insure against any damage, claim, loss or injury which Buyer, or any of its employees, agents or representatives, may cause in conducting such studies, analyses or investigations, which policy shall name Seller as an additional insured thereunder. Buyer shall defend, indemnify and hold Seller harmless from and against any liabilities, claims, demands or actions incident to, resulting from, or in any way arising out of, such test, inspection or entry by or on behalf of Buyer onto the Property. The foregoing indemnity shall survive the Closing and not be merged therein. Buyer's feasibility study shall include all steps necessary to determine whether substances regarded as hazardous by any applicable law, solid wastes, or other substances known or suspected to pose a threat to health or the environment (collectively, "Hazardous Substances") have been disposed of or otherwise released on or to the Property or exist on or within any portion of the Property. Buyer's failure to indicate disapproval based on such feasibility study shall relieve Seller of any liability to Buyer as a result of any environmental hazard on or to the Property subsequently discovered.

     13. Covenants of Seller. Seller hereby agrees that during the period between the Effective Date and the Closing Date that:

          (a) Seller will (i) manage the Property or cause the Property to be managed in accordance with past practices and shall continue to offer services and amenities, including the pricing of such services and amenities in accordance with such past practices, and (ii) continue past normal practice with respect to reasonable maintenance and repairs of the Property and the Property will be at least in the same condition on the Closing Date as on the Effective Date, except for normal wear and tear and damage by any Casualty; provided, however, that nothing herein shall obligate Seller to undertake any major repairs or major renovations or make capital improvements to the Property, except for that required to operate the Property in the course of its day to day business.

          (b) Seller shall allow Buyer or Buyer's representatives access to the Property, and to any books, records for the Hotel and other documents required to be delivered under this Agreement, upon reasonable prior notice at reasonable times. Buyer shall hold in strict confidence all matters pertaining to the Property.

          (c) Seller will operate the business in the ordinary course and will not significantly change rates and salaries without Buyer's approval.

     14. Buyer's Representations and Warranties. Buyer represents and warrants to Seller as follows, which representations and warranties shall be true and correct in all material respects as of the Effective Date and as of the Closing Date, and which shall survive the Closing for a period of seven (7) years thereafter:

          (a) In the event that Buyer is not an individual, Buyer is duly organized, validly existing and in good standing under the laws of the State in which it has been formed.

          (b) Buyer has full power and authority to enter into this Agreement and to perform its obligations hereunder.

          (c) The person executing this Agreement on behalf of Buyer has been duly authorized to do so and, when so executed, this Agreement shall constitute a valid obligation of Buyer, binding upon and enforceable against Buyer in accordance with its terms.

     Buyer will indemnify and hold harmless Seller, its successors and assigns, from and against any and all loss, liability, damage, cost or expense, including, without limitation, reasonable attorneys' fees, suffered or incurred by Seller due to a breach of any of the foregoing representations and warranties. No claim for a breach of any representation or warranty of Buyer shall be actionable after Closing if the breach in question was actually known to Seller prior to Closing.

     15. Seller's Representations and Warranties. Seller represents and warrants to Buyer as follows, which representations and warranties shall be true and correct in all material respects as of the Effective Date and as of the Closing Date, and which shall survive the Closing for a period of seven (7) years thereafter that except as set forth on Exhibit F as attached hereto and as may be amended from time to time by Seller through the Closing Date:

          (a) To Seller's knowledge, no notice of any material violation of any zoning, building or other law, ordinance, regulation, requirement or directive of any type against the Property or any portion thereof has been received by Seller from a governmental body.

          (b) To Seller's knowledge, no notice of a pending condemnation, expropriation, eminent domain or similar proceeding affecting all or any portion of the Property has been received by Seller.

          (c) Seller will not enter into any employment contracts or deferred compensation agreements with employees of Seller, if any, at the Property, which will be binding upon Buyer after the Closing, without the prior consent of Buyer.

          (d) All of the Property to be transferred on the Closing Date shall be in the same condition as on the Effective Date of this Agreement, except for reasonable wear and tear.

          (e) Seller is a corporation duly constituted, validly existing, and in good standing under the laws of the State of Mississippi.

          (f) To Seller's knowledge, Seller's income tax returns have not been audited by the Internal Revenue Service or the State of Mississippi.

          (g) As of the Closing Date, Seller will hold good and marketable title to all of the Property, subject to no mortgage, pledge, lien, encumbrance, security interest or charge, that will not be discharged prior to Closing, other than the Permitted Exceptions.

          (h) The Property is and will be adequately insured against fire and casualty to the Closing Date, and valid policies therefor are and will be outstanding and duly enforced, and the premiums to become due thereon to the Closing Date will be paid when due by Seller. Seller has not received any notice of any cancellation of policies pertaining to the foregoing.

     Seller will indemnify and hold harmless Buyer, its successors and assigns, from and against any and all loss, liability, damage, cost or expense, including, without limitation, reasonable attorneys' fees, suffered or incurred by Buyer due to a breach of any of the foregoing representations and warranties. No claim for a breach of any representation or warranty of Seller shall be actionable after Closing if the breach in question was actually known to Buyer prior to Closing.

     16. Indemnity and Survival. Seller agrees to and does hereby indemnify, defend, exonerate and save Buyer harmless of and from any and all liability, loss, damage, claim and expense incurred or suffered by Buyer arising out of or incidental to the operation of the Property by Seller prior to the conveyance of the Property to Buyer and for liability incurred by it relating to Hazardous Substances during the time it owned the Property prior to the Closing, except for any liability attributable to actions or omissions by Buyer, or any of its employees, agents or representatives, in connection with the studies, analyses or investigations to be conducted by or at the direction of Buyer in accordance with the provisions of Section 12 hereof. Buyer agrees to and does hereby indemnify, defend exonerate and save Seller harmless of and from any and all liability, loss, damage, claims and expense incurred or suffered by Seller arising out of or incidental to the operation of the Property by Buyer after the conveyance of the Property to Buyer, including liability for Hazardous Substances, from and after the Closing, except for any liability attributable to actions or omissions by Seller before the Closing. All obligations of the parties called for herein shall survive the Closing of Buyer's purchase of the Property.

     17. AS IS, WHERE IS. THE PROPERTY IS BEING SOLD "AS IS, WHERE IS" AND, EXCEPT AS SPECIFIED ANYWHERE IN THIS AGREEMENT, SELLER MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND AS TO THE CONDITION THEREOF, AND BUYER ACKNOWLEDGES THAT BUYER IS RELYING ON ITS DUE DILIGENCE REVIEW IN PURCHASING THE PROPERTY. IT IS UNDERSTOOD AND AGREED THAT BUYER ASSUMES FULL AND COMPLETE RESPONSIBILITY FOR COMPLIANCE WITH ALL TITLES OF THE FEDERAL AMERICANS WITH DISABILITIES ACT ("ADA") AND THE REGULATIONS PROMULGATED PURSUANT THERETO, AS WELL AS ANY AND ALL STATE OR LOCAL ACCESSIBILITY STANDARDS.

     18. Deposit. [INTENTIONALLY DELETED]

     19. Broker. Seller and Buyer each represent and warrant to the other that it has not utilized the services of any real estate broker, salesperson or finder in connection with this Agreement or the purchase and sale of the Property contemplated hereby. Seller and Buyer each agree to indemnify, defend and hold harmless the other and their respective successors and assigns from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party or any person or entity purportedly acting on behalf of the indemnifying party. The foregoing indemnifications shall survive the Closing for a period of two (2) years thereafter.

     20. Termination, Default and Remedies.

          (a) Default by Seller. If Seller shall be in default hereunder, Buyer's sole remedy shall be to terminate this Agreement by written notice delivered to Seller at or prior to the Closing whereupon this Agreement shall become null and void, without further liability of either party to the other.

          (b) Default by Buyer. In the event of a default by Buyer hereunder, Seller's sole remedy shall be to terminate this Agreement by notice to Buyer, whereupon this Agreement shall become null and void, without further liability of either party to the other.

     21. Special Conditions. [INTENTIONALLY DELETED]

     22. Supplemental Documents. The parties agree to execute all documents which may reasonably be required to effectuate the terms and provisions of this Agreement.

     23. Notices. Any notices given or required to be given hereunder shall be by hand delivery, by overnight courier or by telecopy confirmed by answerback received. Notices shall be deemed given on the date sent for hand delivery and telecopy, and the day after the date sent for overnight courier. All notices shall be sent to the following addresses, or such other addresses as the party may direct by written notice:

IF TO SELLER:                                                   WITH A COPY TO:
Arlington Hospitality, Inc.                                     Shefsky & Froelich Ltd.
2355 South Arlington Heights Road--Suite 400                    444 North Michigan Avenue--Suite 2500
Arlington Heights, IL  60005                                    Chicago, IL  60611
Attention:     James Dale, Chief Financial Officer              Attention:    Mitchell D. Goldsmith, Esq.
Telephone:     847-228-5400                                     Telephone:    312-836-4006
Facsimile:     847-228-5409                                     Facsimile:    312-527-3194

IF TO BUYER:                                                    WITH A COPY TO:
Michael P. Holtz                                                Piper Rudnick
490 East Route 22                                               203 North LaSalle Street--Suite 1800
North Barrington, IL  60010                                     Chicago, IL  60601
Telephone:     847-277-0068                                     Attention:    David Glickstein, Esq.
E-Mail:        mpholtz@aol.com                                  Telephone:    312-368-4000
                                                                Facsimile:    312-236-7516

IF TO ESCROW AGENT:
First American Title Insurance Company
30 N. LaSalle Street
Chicago, Illinois 60602
Attention: Greg Chaparro, Esq.


     24. Section Headings. The section headings used herein are inserted solely for the convenience of reference and shall not affect the construction or interpretation of this Agreement.

     25. Entire Contract. This Agreement constitutes the entire sale and purchase contract between the parties hereto and there are no other understandings, oral or written, relating to the subject matter hereof. This Agreement may not be changed, modified or amended, in whole or in part, except in writing, signed by all parties.

     26. Invalid Provisions. If any one or more the provisions of this Agreement, or the applicability or any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Agreement and all other applications of any such provision shall not be affected thereby.

     27. Construction. The words "include" or "including" shall be construed as incorporating, also "but not limited to" or "without limitation." The word "day" means a calendar day, unless otherwise specified. The words "herein," "hereof," "hereunder" and other similar compounds of the words "here" when used in this Agreement shall refer to the entire Agreement and not to any particular provision or section. If the last day of any time period stated herein shall fall on a Saturday, Sunday or legal holiday, then the duration of such time period shall be extended so that it shall end on the next succeeding day which is not a Saturday, Sunday or legal holiday. Whenever used in this Agreement, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. Marginal notes are inserted for convenience only and shall not form part of the text of this Agreement. No inference in favor or against either party shall be drawn based upon which party or which party's counsel served as principal draftsman of this Agreement.

     28. Covenant Not to Record. Buyer will not record this Agreement. Any attempted recording of this Agreement by Buyer shall constitute a default hereunder on the part of Buyer and shall cause forfeiture by Buyer of the Deposit and all interest thereon and the Non-refundable Deposit.

     29. Binding Effect. This Agreement and the terms and conditions hereof shall extend to and be binding upon the parties hereto and their successors and assigns; provided, that Buyer only may assign this Agreement (with written notice to Seller) to an entity controlled by Buyer, and in such event, Buyer shall remain liable hereunder.

     30. Counterparts and Copies. This Agreement may be executed in several counterparts, all of which, when taken together, shall be deemed to be one original. Each fully executed copy also shall be deemed to be an original.

     31. Governing Law. This Agreement shall be governed by and construed in accordance with substantive laws of the State of Mississippi.

     32. Notice to Third Parties. Buyer and Seller jointly shall inform all contractors, suppliers, and required others (all as mutually agreed to by Buyer and Seller) of the sale of the Property to Buyer. The form and substance and timing of such notice and the persons to whom such notices are to be sent are to be mutually agreed upon by Buyer and Seller, but in no event shall such notice be sent prior to expiration of the Due Diligence Period, or sooner than seven
(7) days prior to the Closing.

     33. Like Kind Exchange. Notwithstanding anything contained herein to the contrary, in the event that Seller desires to complete the sale of the Property contemplated hereby as part of a "like-kind exchange" in accordance with Internal Revenue Code Section 1031, Buyer agrees to execute and deliver any and all documents and instruments reasonably required in order to accomplish the foregoing.

     34. Gift Certificates. Buyer must honor whirlpool gift certificates ("Certificates") for a period of one (1) year after the Closing Date. Seller shall reimburse Buyer $25.00 for each Certificate if redeemed when the Hotel was not sold-out and $50.00 for each Certificate if redeemed when the Hotel was sold-out. This provision shall survive the Closing.

     35. Effective Date. The date of formation of this Agreement shall for all purposes be the date of the last party to execute this Agreement between Buyer and Seller (the "Effective Date"). If not effective by ten (10) days following the date of counterpart execution of this Agreement by Seller, this Agreement shall be null and void.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the later of the dates written below.

BUYER:                                        SELLER:

MPH INVESTMENTS OF MISSISSIPPI, INC.,         AP PROPERTIES OF MISSISSIPPI, INC.


By:     /s/ Michael P. Holtz                  By: /s/ James B. Dale
        --------------------------------          ------------------------------
        Michael P. Holtz, President               James B. Dale, Secretary


Dated:  November 7, 2002                      Dated: November 7, 2002
        --------------------------------             ---------------------------







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